                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 1, 2005

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)


         Delaware                     1-15615                     36-1433610
(State or Other Jurisdiction        (Commission                  (IRS Employer
     of Incorporation)              File Number)             Identification No.)


155 North Wacker Drive, Suite 500, Chicago, Illinois                60606
     (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         On June 1, 2005, the Company issued a press release reporting financial results for the first quarter ended April 30, 2005. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

         The following exhibit is furnished herewith as noted below.

         Exhibit No.     Exhibit
         -----------     -------

         99.1 Press Release dated June 1, 2005 reporting financial results for the first quarter ended April 30, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WHITEHALL JEWELLERS, INC.
                                                        (Registrant)


                                                By:  /s/ John R. Desjardins
                                                   -----------------------------
                                                   John R. Desjardins
                                                   Executive Vice President
                                                   and Chief Financial Officer

Date:  June 1, 2005

                                  EXHIBIT INDEX

         The following exhibit is furnished herewith as noted below.

                  Exhibit No.       Exhibit
                  -----------       -------

                  99.1 Press Release dated June 1, 2005 reporting financial results for the first quarter ended April 30, 2005.